SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K


                           Current Report Pursuant to
                             Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 3, 2000



                           WESTELL TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)



                                    DELAWARE
                 (State or other jurisdiction of incorporation)





                 0-27266                               36-3154957
        (Commission File Number)        (I.R.S. Employer Identification Number)



                 750 North Commons Drive, Aurora, Illinois 60504
               (Address of principal executive offices) (Zip Code)



                                 (630) 898-2500
              (Registrant's telephone number, including area code)



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    ITEM 5.       OTHER EVENTS

         On February 3, 2000, Westell Technologies, Inc. released a Press Release regarding the expiration of the waiting period under the Hart-Scott-Rodino Antritrust Improvements Act applicable to Westell's offer, pursuant to a proposed merger, to acquire all of the outstanding shares of common stock of Teltrend Inc. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.

     ITEM 7.      Financial Statements and Exhibits.

         (c)      Exhibits.

         The exhibits filed herewith are listed in the Exhibit Index which follows the signature page of this Current Report on Form 8-K.

                                   SIGNATURES

             Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               WESTELL TECHNOLOGIES, INC.



                                               By:   /s/ Nicholas Hindman
                                                  ------------------------------
                                                        Nicholas Hindman
                                                        Chief Financial Officer

    Dated: February 3, 2000

                                  EXHIBIT INDEX



Exhibit
Number   Description

99.1          Press Release dated February 3, 2000.